UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): August 5, 2025

Interparfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, NY 10176
(Address of Principal Executive Offices)

212.983.2640
(Registrant’s Telephone number, including area code)

   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions

Certain portions of our press release dated August 5, 2025, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

  The 1st, 2nd (consisting of a table), 4th , 5th , 8th through 12th full paragraphs relating to results of operations for the second quarter of 2025
  Part of the 3rd paragraph relating to results of operations for the second quarter of 2025
  The 13th paragraph relating to balance sheet items, cash flow, inventory and supply chain
  The 17th through 22nd paragraphs relating to the previously announced conference call scheduled for August 6, 2025
  The consolidated statements of income and consolidated balance sheets

Item 7.01 Regulation FD Disclosure

Certain portions of our press release dated August 5, 2025, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01. They are as follows:

  Portion of the 3rd paragraph relating to anticipating headwinds for the remainder of the year, along with an action plan to hopefully overcome said headwinds
  The 6th paragraph relating to the previously announced license agreements for Longchamp, Off- White and Goutal, as well as the Solferino flagship store opening next month in Paris
  The 7th paragraph relating to the potential impact of tariffs, recent pricing strategies, upcoming fragrance launches and foreign exchange tailwinds on the Company as it enters the second half of 2025
  The 14th and 15th paragraphs relating to reaffirmance of the previously announced 2025 guidance for the Company
  The 23rd paragraph relating to forward-looking information
  The balance of such press release not otherwise incorporated by reference in Item 2.02.

Item 8.01 Other Events

  The 16th paragraph relating to Dividends

Item 9.01 Financial Statements and Exhibits.

99.1	Our press release dated August 5, 2025

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: August 5, 2025

Interparfums, Inc.

By:	/s/ Michel Atwood
Michel Atwood,
Chief Financial Officer